UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2010

ARROW RESOURCES DEVELOPMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9224	56-2346563
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Carnegie Hall Tower
152 W. 57th Street
New York, New York 10019
(Address of principal executive offices)
(212) 262-2300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Effective December 31st, 2009, James Rothenberg has resigned from the Company's Board of Directors.  There were no disagreements between Mr. Rothenberg and the Company on any financial or other matters.

On January 4th, 2010, the following members were up for re-election to the Board of Directors and were subsequently re-elected to a 3-year term:

Peter J. Frugone - Chairman
John E. McConnaughy Jr. – Director
Rudolph Karundeng – Director

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW RESOURCES DEVELOPMENT, INC.

Date: January 11, 2010	By:	/s/ Peter J. Frugone
Peter J. Frugone, Chief Executive Officer